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                                                                   Exhibit 10.35

                          FIRST AMENDMENT TO CONTRACT

     THIS FIRST AMENDMENT TO CONTRACT (this "Amendment") is made as of February 21, 1997, by and between VG OFFICE PARTNERSHIP '95, LTD., a Texas limited partnership ("Seller"), and THE PRIME GROUP, INC., an Illinois corporation ("Purchaser") (Seller and Purchaser sometimes collectively referred to herein as the "Parties").

                                  WITNESSETH:

     WHEREAS, the Parties previously entered into that certain Contract for Sale dated February 21, 1996 (the "Contract") regarding the sale and purchase of certain real property located in Travis County, Texas, such property being more particularly described therein;

     WHEREAS, clause (ii) of paragraph 10.a of the Contract provides that Seller is to use good faith and diligent efforts to obtain certain approvals and consents (the "Approvals") from any "Declarant" under the Declaration therein described and from any architectural control committee or property owners association created, existing or appointed pursuant to the terms of such Declaration; and

     WHEREAS, the parties now desire to amend the Contract as hereinafter provided to clarify that Seller's acquisition of the Approvals is a condition precedent to Purchaser's obligation to close on the transactions contemplated under the Contract.

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements hereinafter made, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

     1. Amendment of Terms. The Parties hereby agree that, for purposes of the Contract, the term "Site Development Permit" shall encompass the Approvals.

     2.  Miscellaneous.

     a. All terms and conditions of the Contract not expressly modified by this Amendment shall remain in full force and effect, and, in the event of any consistencies between this Amendment and the terms of the Contract, the terms set forth in this Amendment shall govern and control. Except as expressly amended hereby, the contract shall remain in full force and effect as of the date thereof.

     b. This Amendment may be executed in one or more counterparts which shall be construed together as one document.

     c. Captions used herein are for convenience only and are not to be utilized to ascribe any meaning to the contents thereof.

     d. Unless defined differently herein or the context clearly requires otherwise, all terms used in this Amendment shall have the meanings ascribed to them under the Contract.


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     e.   This Amendment (i) shall be binding upon and shall inure to the benefit of each of the Parties and their respective successors, assigns, receivers and trustees; (ii) may be modified or amended only by a written agreement executed by each of the Parties; and (iii) shall be governed by and construed in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed to be effective as of the date first above set forth.

                              SELLER:
                              ------

                              VG OFFICE PARTNERSHIP '95, LTD., A Texas limited partnership

                              By:  Stone C-7, Ltd., a Texas limited
                                   partnership, its general partner

                                   By:  ORI, Inc., a Texas corporation, its
                                        general partner

                                        By:  /s/ Ron Greene
                                             -----------------------------------
                                             Ron Greene, Chief Financial Officer


                                PURCHASER:
                                ---------

                                THE PRIME GROUP, INC., an Illinois corporation

                                By:  /s/ Mark J. Schulte
                                     -----------------------
                                Name:  Mark J. Schulte
                                       ---------------------
                                Title:  EXEC. V.P.
                                        -------------------

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